UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 3

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported):  July 2, 2004

COMMISSION FILE NO.:  000-49724

ATLANTIC SYNERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

91-2079553

(IRS Employer Identification No.)

14 Wall Street, Suite 1620, New York, New York    10005

(Address of principal executive offices)                   (Zip code)

(800) 361-5540

(Issuer Telephone Number)

6 Avenue A

Fort Pierce, Florida 34950

 (Former address)

This Report on Form 8-K/A, Amendment No. 3 is being filed to provide audited financial statements, pro forma financial information, the disposition of assets and related cancellation of shares, the appointment of a new Director in connection with the resignation of two Directors, and updated information regarding expenses for research and development during the last two years.

Item 1.

Changes in Control of Registrant

As a result of the acquisition of Acies, Inc., formerly GM Merchant Solutions, Inc., a Nevada corporation ("Acies" or the "Company"), as discussed below under "Item 2. Acquisition or Disposition of Assets," control of the Registrant shifted to the former shareholders of Acies.  The following three (3) individuals will exercise control over the Registrant:

Name

No. of Shares(1)

Percentage(2)

Oleg Firer

8,896,886

28.9%

Yakov Shimon

8,896,886

28.9%

Miron Guilliadov

8,896,886

28.9%

(1)  Includes 342,188 shares of the Registrant's common stock owned by GM Merchant Solution, Inc. a New York corporation ("GM-NY") incorporated on August 9, 2002, and 342,188 shares owned by GMS Worldwide, LLC, a New York limited liability company organized on August 14, 2003, doing business as GM Merchant Solution ("GMS-NY").  Messrs. Firer, Shimon and Guilliadov each own one-third of the ownership interest of GM-NY and GMS-NY and are each considered to be the beneficial owners of all 342,188 shares of the Registrant's common stock owned by each of GM-NY and GMS-NY, respectively, as determined under the rules of the Securities Exchange Commission.  As of the filing of this report on Form 8-K, there were 35,248,750 shares of the Registrant's common stock outstanding.

(2) The percentage ownership takes into account the cancellation of 4,485,000 shares of the Registrant's common stock pursuant to an agreement to dispose of the Registrant's assets held immediately prior to the acquisition of Acies.

Item 2.

Acquisition or Disposition of Assets

On July 2, 2004, the Registrant acquired approximately 99.2%, and subsequently thereto acquired the remaining 0.8%, of the issued and outstanding common stock of Acies in exchange for 26,150,000 newly issued shares of the Registrant's common stock pursuant to an Exchange Agreement whereby Acies became a wholly-owned subsidiary of the Registrant (the "Exchange").  At closing, there were 19,105,000 issued and outstanding shares of common stock of Acies, Inc., as opposed to 19,060,000 shares as set forth in the Exchange Agreement, which was filed as Exhibit 2.1 to the Form 8-K/A filed on July 12, 2004, due to an amendment to a subscription agreement with one of Acies' shareholders.  A majority of the shareholders of Acies approved the transaction.

On July 13, 2004, the Registrant entered into an agreement with Terence Channon whereby the Registrant agreed to transfer all of its assets held immediately prior to the Exchange, and all of the Registrant's then existing liabilities, to Terence Channon, the Registrant's former President and Chief Executive Officer, in consideration for Mr. Channon's cancellation of 4,285,000 shares of the Registrant's common stock.  The Registrant is transferring the following assets to Mr. Channon: the tangible and intangible assets including i) the right to the name "Atlantic Synergy, Inc."; ii) the right to operate the business of providing a suite of web site services, including e-business consulting, business development, hosting, and e-business research testing services to small and medium-size businesses (the "Business"); and iii) any contracts, agreements, rights or other intangible property, owned by the Company immediately prior to the Exchange, and all of the liabilities that relate to the Business.  To facilitate this agreement, the Registrant also entered into an agreement with a third party to purchase 200,000 shares of the Registrant's common stock held by a third party for $.001 per share (or an aggregate of $200), which shares the Registrant's Board of Directors have also approved for cancellation.  Immediately after the issuance of shares to the Acies shareholders and the cancellations, there will be 30,763,750 shares of the Registrant's common stock issued and outstanding.

On June 28, 2004, Acies, acquired the cash, accounts receivable, office equipment, furniture, computer hardware and software, and goodwill and other intangible property (including customer lists, leases, and material contracts) of GM-NY and GMS-NY in exchange for 250,000 and 250,000 shares, respectively, of Acies' common stock.  GM-NY and GMS-NY subsequently exchanged their shares of Acies' common stock for the Registrant's common stock.  Messrs. Firer, Shimon and Guilliadov commonly control GM-NY, GMS-NY, Acies and the Registrant.  GM-NY and GMS-NY used the assets acquired by Acies in the business of delivering payment processing solutions for the retail, restaurant, direct marketing, quick service restaurant, hospitality, supermarket, petroleum, financial services and healthcare industries.  Acies intends to continue such use.

The Registrant is a holding company for Acies.  The business operations discussed herein are conducted by Acies and constitute the former payment processing solutions business operated by GM-NY and GMS-NY.

BUSINESS DEVELOPMENT

Acies, Inc. was incorporated in the State of Nevada on April 22, 2004, as GM Merchant Solutions, Inc., to acquire the businesses of GM-NY and GMS-NY, which businesses have existed since August 9, 2002, the date of incorporation of GM-NY, and August 14, 2003, the date of formation of GMS-NY, respectively.  The Company changed its name to Acies, Inc. on June 23, 2004. On June 28, 2004, the Company acquired substantially all of the assets of GM-NY and GMS-NY in exchange for 250,000 and 250,000 shares, respectively, of Acies' common stock.  On July 2, 2004, the Registrant acquired 99.2%, and subsequently thereto acquired the remaining 0.8%, of the issued and outstanding common stock of Acies pursuant to the Exchange, as discussed above.  GM-NY and GMS-NY subsequently exchanged their shares of Acies' common stock for 342,188 and 342,188 shares, respectively, of the Registrant's common stock pursuant to the Exchange.

Acies is headquartered on Wall Street in the heart of New York City's Financial District.  Acies is engaged in the business of delivering payment processing solutions for the retail, restaurant, direct marketing, quick service restaurant, hospitality, supermarket, petroleum, financial services and healthcare industries.  Messrs. Firer, Shimon and Guilliadov have been engaged in this business through GM-NY and/or GMS-NY since August 2002.

DESCRIPTION OF THE PRINCIPAL PRODUCTS AND SERVICES

Acies is a registered Member Service Provider of JP Morgan Chase Bank.  Acies' considers itself to be a next generation payment processor and one of the fastest growing innovative providers of payment processing solutions for retail, restaurants, direct marketing, Quick Service Restaurants (QSR), hospitality, supermarket, petroleum, financial services and healthcare industries.

Through its extensive experience in payment processing, infrastructure planning and equipment deployment, Acies provides its merchants and Independent Sales Organizations ("ISOs") with fast and reliable merchant processing, complex point of sale systems, superior customer support and overall cost savings.  Acies understands both merchant accounts and the credit card industry, and is committed to delivering state-of-the-art transaction processing services to support small to large scale business initiatives of its current and prospective clients.

Acies' point-of-sale and back-office products and services are specifically designed to help clients expand revenue while reducing costs.  The products and services provide advanced, industry-specific solutions distinguished by speed, security, ease of use and proven reliability.

Acies' payment processing services enable merchants to accept both traditional card-present, or "swipe" transactions, as well as card-not-present transactions made by Internet or by mail, fax or telephone. Acies' processing services include acceptance and underwriting of merchants, detection of fraudulent transactions, receipt and settlement of funds and service and support.  Acies outsources some of these services to third parties, including the acceptance and underwriting of merchants and receipt and settlement of funds.  By doing so, Acies intends to maintain an efficient operating structure which allows Acies to easily expand its operations without having to significantly increase fixed costs or undertake the risk associated with acceptance and underwriting of merchant accounts.

Acies derives the majority of its revenues from fee income related to transaction processing, which is primary comprised of a percentage of the dollar amount of each transaction processed, as well as a flat fee per transaction.  In the event that Acies has outsourced any of the services provided in the transaction, Acies remits a portion of the fee income to the third parties that have provided such outsourced services.

Acies has aligned itself with what it believes to be the best of the best in the payment processing industry to create what it calls the Powerhouse Alliance.  The Powerhouse Alliance combines a wide array of payment processing solutions including:

•    Point-of-sale terminal products;

•    Radio Frequency (RF) contactless payment processing;

•    Signature capture;

•    Processing for credit, debit, stored-vale, gift cards, and gas cards;

•    Electronic Benefits Transfer (EBT) transactions;

•    Dynamic Currency Conversion (DCC); and

•    Business-to-Business (B2B), recurring payments, Electronic Check Acceptance (ECA) service, and one-stop e-commerce solutions.

DISTRIBUTION METHODS

Acies has adopted what it believes to be an uncomplicated sales strategy making it easy and quick to ramp up new sales offices.  Acies has implemented a nationwide ISO Program.  Acies markets and sells its services primarily through relationships with ISOs, which the company defines as any non-bank party that sells card-based payment processing services to merchants.  ISOs act as a non-employee, external sales force in communities throughout United States.  Acies also markets services through a limited in-house sales team, which focuses on the niche vertical markets and is compensated in a similar fashion as the ISOs.

Acies provides the same high level of service and support to the ISOs as it does to its merchant customers.  As a result, Acies is able to maintain access to an experienced sales force of sales professionals who market Acies' services with minimal direct investment by Acies in sales infrastructure and management.  After an ISO refers a merchant to Acies and Acies executes a processing agreement with that merchant, Acies pays the referring ISO a percentage of the revenues generated by that merchant.

Acies' understanding of the merchant's needs and unique solutions enables Acies to develop compelling incentives for ISOs to continue to refer newly identified merchants to Acies.  Acies maintains an open dialogue with its ISOs, allowing Acies to quickly address their concerns and any problems facing the merchants that they refer.

Acies believes that through its ISO Program and in-house corporate sales force, Acies can quickly move to dominate what it believes to be an untapped market of multi-lane processing, signature capture, contactless payment processing, dynamic currency conversion and wireless data transfer.

MARKET OVERVIEW

The payment processing industry is an integral part of today's worldwide financial structure.  The industry is evolving at a quick rate in parallel with increasing technological advances.  The benefits of card-based payments allow merchants to access a broader universe of consumers, enjoy faster settlement times and reduce transaction errors.  By using credit or debit cards, consumers are able to make purchases more conveniently, whether in person, over the Internet, or by mail, fax or telephone, while gaining the benefit of loyalty programs, such as frequent flyer miles or cash back, which are increasingly being offered by credit or debit card issuers.  Consumers are also beginning to use card-based and other electronic payment methods for purchases at an earlier age in life.  Given these advantages of card-based payment systems to both merchants and consumers, favorable demographic trends, and the resulting proliferation of credit and debit card usage, Acies believes businesses will increasingly seek to accept card-based payment systems in order to remain competitive.

The payment processing industry evolves rapidly.  Customer needs change at an alarming pace.  In order to keep up, Acies intends to continue to evolve with the market through research and development, and to provide the necessary technological advances to meet the ever-changing needs of its customers.  Traditional players in the industry must quickly adapt to the changing environment or be left behind by the emerging new generation, of which Acies considers itself a leader.

COMPETITIVE BUSINESS CONDITIONS

Industry Potential

Acies is committed not only to servicing clients' current processing needs, but also to pioneering new business opportunities that can improve their competitive positions.  Acies is committed to devoting substantial capital resources to the research and development of new technologies that can significantly enhance its service offerings.

According to the Nilson Report (the "Report"), purchase transaction on credit cards totaled 17.54 billion in 2002, up 4.5% over 2001.  These transactions are projected to reach 22.26 billion by 2007.  According to the 2003/2004 Study of Consumer Payment Preferences conducted by the American Bankers Association and Dove Consulting, a Boston-based strategy consulting firm (the "Study"), consumers report that electronic payment methods account for 54% of their purchases in stores, surpassing cash and check usage.  The Study found that cash and checks account for 47% of consumers' in-store purchases which confirms a continuing migration from paper to electronic payments.

Acies believes that cash transactions are quickly becoming obsolete.  Attention to global credit card markets has reached a new all-time high.  Credit card and other new transaction methods show amazing profitability and attractive distribution cost structures.  Acies believes that the growth potential of the payment processing industry presents an opportunity that it should not miss.  The trends around e-commerce have been staggering over the past decade.  At the heart of e-commerce lie credit cards and new innovative payment processing methods.  Even in the recent financially difficult times, many businesses turned to credit cards as a method of streamlining expenses.

Acies competes in an expanding world of debit cards, smart cards, travel cards, and other technologically diverse transaction methods.  Acies believes that pioneering firms in the payment processing industry that offer great service while at the same time utilizing the most current technologies in their systems will realize large profits.  Acies seeks to position itself in the industry as the fastest growing innovative provider of payment processing solutions for retail, restaurants, direct marketing, Quick Service Restaurants (QSR), hospitality, supermarket, petroleum, financial services and healthcare industries, and to take full advantage of the potential earnings in this growing industry.

Customer Service

In efforts to take advantage of the growing payment processing industry, Acies makes customer service a central part of its vision.  Acies believes that a commitment to superior customer service maximizes the value of its products and services.  This unparalleled focus on understanding and servicing the varying needs of its different customers, together with a strong innovative spirit, is the cornerstone of Acies' business solutions.  Through a combination of strengths, Acies has aligned itself with the best of the best in the payment processing industry to create a Powerhouse Alliance.  By doing so, Acies believes that it can fulfill the needs of its customers through the most efficient means.  Acies' Powerhouse Alliance combines a wide array of payment processing solutions.  Through allocating the different stages of production in the payment processing industry, Acies believes that it can achieve an efficient distribution of its products while utilizing the most current technologies in the industry, minimizing fixed costs, and maximizing profits.

TARGET MARKETS

Acies provides services to small to medium size merchants in retail, quick serve, restaurant, supermarket, petroleum and hospitality sectors located across the United States.  The small merchants we serve typically process on average $12,000 a month in credit card transactions and have an average transaction value of approximately $45 per transaction.  These merchants have traditionally been underserved by larger payment processors.  As a result, these merchants have historically paid higher transaction fees than larger merchants and have not been provided with solutions that larger merchants are used to receiving.

DEPENDENCE ON ONE OR A FEW CUSTOMERS

Acies is not dependent on any one or a few customers.  None of Acies' existing customers account for more than 5% of Acies' revenue.  Acies' customer base consists of small to mid-size businesses spread throughout various industries.

PATENTS, TRADEMARKS & LICENSES

Acies does not own any patents, trademark, licenses or other intellectual property rights.

NEED FOR GOVERNMENTAL APPROVAL AND THE EFFECTS OF REGULATIONS

Acies' business is dependent on various credit regulations enforced by numerous state and federal agencies.

RESEARCH & DEVELOPMENT OVER THE PAST TWO YEARS

Acies has not conducted any research and development since its inception on April 22, 2004.  On June 28, 2004, the Company purchased substantially all of the assets of GM-NY and GMS-NY.  Messrs. Firer, Shimon and Guilliadov had been engaged in the payment processing business through GM-NY and/or GMS-NY since August 2002.  They will continue this business through Acies.  They did not conduct any research and development activities for the payment processing business during the last two years.

EMPLOYEES

Acies currently has ten (10) full-time employees.  Acies' employees are not covered by a collective bargaining agreement.

DESCRIPTION OF PROPERTY

The Company currently leases office space in the heart of New York's Financial District at 14 Wall Street, Suite 1620, New York, NY. The term of the lease for this office space is seven (7) years and ends in July 2011. The Company pays $13,400.42 per month for this office space which is approximately 5,545 square feet.

LEGAL PROCEEDINGS

Acies is not a party to, and its properties are not the subject of, any pending legal proceeding.

RELATED PARTY TRANSACTIONS

Employment Agreements

On July 1, 2004, Acies entered into a three-year employment contract with Oleg Firer to serve as Acies' Chief Executive Officer.  Under the terms of the contract, Mr. Firer will receive a base salary of $180,000 per year subject to upward or downward adjustments each year after an annual review.  Mr. Firer is also entitled to receive annual performance based bonuses targeted at 30% or greater of his base salary and contingent bonus based on certain performance factors.  In addition, Mr. Firer will receive stock options that vest over a three-year period to purchase 1,845,825 shares of the Registrant's common stock at an exercise price of $1.00 per share, which stock option obligation the Registrant will assume in connection with closing the Exchange.

On July 1, 2004, Acies entered into a one-year employment contract with Yakov Shimon to serve as Acies' Vice President, Merchant Operations.  Under the terms of the contract, Mr. Shimon will receive a base salary of $95,000 per year subject to upward or downward adjustments each year after an annual review.  Mr. Shimon is also entitled to receive annual performance based bonuses based on certain performance factors.  In addition, Mr. Shimon will receive stock options that vest over a three-year period to purchase 461,456 shares of the Registrant's common stock at an exercise price of $1.00 per share, which stock option obligation the Registrant will assume in connection with closing the Exchange.

On July 1, 2004, Acies entered into a one-year employment contract with Miron Guilliadov to serve as Acies' Vice President, Indirect Sales.  Under the terms of the contract, Mr. Guilliadov will receive a base salary of $95,000 per year subject to upward or downward adjustments each year after an annual review.  Mr. Guilliadov is also entitled to receive annual performance based bonuses based on certain performance factors.  In addition, Mr. Guilliadov will receive stock options that vest over a three-year period to purchase 461,456 shares of the Registrant's common stock at an exercise price of $1.00 per share, which stock option obligation the Registrant will assume in connection with closing the Exchange.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Overview

Acies, Inc. was incorporated in the State of Nevada on April 22, 2004, as GM Merchant Solutions, Inc., to acquire the business of GM-NY and GMS-NY, which businesses have existed since August 9, 2002, the date of incorporation of GM-NY, and August 14, 2003, the date of formation of GMS-NY, respectively.  The Company changed its name to Acies, Inc. on June 23, 2004. On June 28, 2004, the Company acquired substantially all of the assets of GM-NY and GMS-NY in exchange for 250,000 shares and 250,000 shares, respectively, of Acies' common stock.  On July 2, 2004, the Registrant acquired 99.2%, and subsequently thereto acquired the remaining 0.8%, of the issued and outstanding common stock of Acies pursuant to the Exchange.  The Exchange was accounted for as a reverse merger.

The financial information set forth below is for Acies, Inc.

Unaudited Results of Operations for Acies, Inc.

RESULTS OF OPERATIONS FOR THE THREE MONTHS ENDED JUNE 30, 2004 COMPARED TO THE THREE MONTHS ENDED JUNE 30, 2003

Net revenues increased $571,723 (or 419%) to $708,227 for the three months ended June 30, 2004, as compared to net revenues of $136,504 for the three months ended June 30, 2003.  The increase in net revenues was due to an increase in product revenue, service revenue from existing customers and Acies' accelerating acquisition of new merchant accounts.

Cost of revenues increased $510,031 (or 564%) to $600,384 for the three months ended June 30, 2004, as compared to cost of revenues of $90,353 for the three months ended June 30, 2003.  The increase in cost of revenues was attributed to an increase in product costs that resulted from an increase in product sales, and an increase in merchant processing costs that resulted in an increase in existing and new merchant processing revenue.

Gross margin increased $61,692 (or 134%) to $107,843 for the three months ended June 30, 2004, as compared to gross margin of $46,151 for the three months ended June 30, 2003.  The increase in gross margin is directly attributable to the increase in net revenues that was offset by the increase in costs of revenue.

General, administrative and selling ("G&A") expense increased $263,185 (or 680%) to $301,889 for the three months ended June 30, 2004, as compared to G&A expense of $38,704 for the three months ended June 30, 2003.  The increase in G&A expense was primarily attributable to $200,000 of financial advisory services incurred in connection with the Exchange.

We incurred a cost of $23,000 to settle a lawsuit for the three months ended June 30, 2004.  We did not incur such an expense during the three months ended June 30, 2003.

 We had a net loss of $217,024 for the three months ended June 30, 2004, as compared to net income of $7,447 for the three months ended June 30, 2003.  The increase in net loss is directly attributable to G&A expense.

We had net loss per share of $0.01 for the three months ended June 30, 2004, as compared to net earnings per share of $0.00 for the three months ended June 30, 2003.

Audited Results of Operations for Acies, Inc.

RESULTS OF OPERATIONS FOR THE FISCAL YEAR ENDED MARCH 31, 2004 COMPARED TO THE FISCAL YEAR ENDED MARCH 31, 2003

Net revenues increased $1,251,134 (6,608%) to $1,270,067 for the fiscal year ended March 31, 2004, as compared to net revenues of $18,933 for the fiscal year ended March 31, 2003.  The increase in net revenues was due to an increase in product revenue, service revenue from existing customers and Acies' accelerating acquisition of new merchant accounts.

Cost of revenues increased $937,404 (or 2,504%) to $974,837 for the fiscal year ended March 31, 2004, as compared to cost of revenues of $37,433 for the fiscal year ended March 31, 2003.  The increase in cost of revenues was attributed to an increase in product costs that resulted from an increase in product sales, and an increase in merchant processing costs that resulted in an increase in existing and new merchant processing revenue.

Gross margin increased $313,730 (or 1,696%) to $295,230 for the fiscal year ended March 31, 2004, as compared to a negative gross margin of $18,500 for the fiscal year ended March 31, 2003.  The increase in gross margin is directly attributable to the increase in net revenues that was offset by the increase in costs of revenue.

G&A expense increased $249,317 (or 502%) to $298,980 for the fiscal year ended March 31, 2004, as compared to G&A expense of $49,663 for the fiscal year ended March 31, 2003.  The increase in G&A expense was primarily attributable to costs associated with accelerating sales growth.

We had a net loss of $3,750 for the fiscal year ended March 31, 2004, as compared to a net loss of $68,163 for the fiscal year ended March 31, 2003.    The decrease in net loss was directly attributable to accelerating gross margins achieved through pricing power and operating efficiencies.

Our net loss per share for the fiscal year ended March 31, 2004 was $0.00.  Our net loss per share for the fiscal year ended March 31, 2003 was also $0.00.

LIQUIDITY AND CAPITAL RESOURCES

Total assets (which consist of current assets only) as of June 30, 2004, were $486,779, consisting of $245,029 of cash and $241,750 of net accounts receivable.  Total current liabilities consisted of $194,692 of accounts payable.  As of June 30, 2004, we had working capital of $292,087.  The ratio of current assets to current liabilities was 2.5 as of June 30, 2004.  Total assets as of March 31, 2004, were $157,262, consisting of $7,847 of cash and $149,415 of net accounts receivable.  Total current liabilities were $148,150, consisting of $143,022 of accounts payable and $5,128 of accrued expenses.  As of March 31, 2004, we had working capital of $9,112.  The ratio of current assets to current liabilities was 1.06 as of March 31, 2004.

Cash used in operating activities during the three months ended June 30, 2004 was $262,818.  Cash flows from financing activities for the three months ended June 30, 2004 was $500,000 relating to a private placement of Acies' common stock, which common stock was subsequently exchanged into the Registrant's common stock pursuant to the Exchange.  Comparatively, cash used in operating activities during the three months ended June 30, 2003 was $4,222, and cash flows from financing activities was $5,000 relating to capital contributions.  Cash used in operating activities during the fiscal year ended March 31, 2004 was $3,984.  Cash flows from financing activities for the fiscal year ended March 31, 2004 was $11,000 relating to capital contributions.  Comparatively, cash used in operating activities during the fiscal year ended March 31, 2003 was $44,694, and cash flows from financing activities was $45,525 relating to capital contributions.

We have a lease commitment of $160,805 for the 2005 fiscal year.  We also have a three-year marketing agreement with Chase Merchant Services, L.L.C. ("CMS") to market CMS' authorization, processing and settlement of bankcard transaction services to merchants.  We have a production level of 150 accounts per month pursuant to the marketing agreement with production penalties.  If we do not meet the production level, we are required to pay $25 per account below the production level.

CRITICAL ACCOUNTING POLICIES

Our discussion and analysis of our financial condition and results of operations is based upon our financial statements, which have been prepared in accordance with accounting principals generally accepted in the United States.  The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of any contingent assets and liabilities.  On an on-going basis, we evaluate our estimates.  We base our estimates on various assumptions that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about carrying values of assets and liabilities that are not readily apparent from other sources.  Actual results may differ from these estimates under different assumptions or conditions.

We believe the following critical accounting policies affect our more significant judgments and estimates used in the preparation of our financial statements:

Revenue Recognition.  ACIES recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, and collectibility is reasonably assured.  ACIES has two types of revenue.  Service revenue consists of credit card processing services which are recognized when the services are rendered.  Product revenue consists of sales of credit card terminals and is recognized at the point of sale, or when the product is shipped or installed.  Product revenue was $276,473 and $11,567 for fiscal years 2004 and 2003.  Service revenue was $993,594 and $7,367 for fiscal years 2004 and 2003.

Allowance for Doubtful Accounts.  Bad debt expense is recognized based on management's estimate of likely losses per year, based on past experience and an estimate of current year uncollectible amounts.

Acies will need to raise $7,000,000 of additional financing during the next twelve (12) months to fully implement its business plan and to continue with its current operations.  Prior to the Exchange, Acies obtained $500,000 of financing from seven (7) individuals.  The Registrant intends to raise additional capital to be used for Acies in one or more private placements of the Registrant's common stock.  The Registrant does not have any commitments or identified sources of additional capital from third parties or from the Registrant's officers, directors or majority shareholders.  There is no assurance that additional financing will be available on favorable terms, if at all.  If the Registrant is unable to raise such additional financing, it would have a materially adverse effect upon Acies' ability to fully implement its business plan or to continue with its current operations.

RISK FACTORS

Risks Related to Our Business

NEED FOR ADDITIONAL FINANCING.  The Registrant will need to raise $7,000,000 of additional financing during the next twelve (12) months to fully implement its business plan and to continue with its current operations.  Prior to the Exchange, Acies obtained $500,000 of financing from seven (7) individuals.  The Registrant intends to raise the additional capital in one or more private placements of its common stock.  The Registrant does not have any commitments or identified sources of additional capital from third parties or from the Registrant's officers, directors or majority shareholders.  There is no assurance that additional financing will be available on favorable terms, if at all.  If the Registrant is unable to raise such additional financing, it would have a materially adverse effect upon the Registrant's ability to fully implement its business plan or to continue with its current operations.

DEPENDENCE ON AGREEMENTS WITH CREDIT CARD COMPANIES.  Acies' hardware, software and relationships are capable of operating on an automatic basis as the result of a nationwide credit card system.  By means of telephone lines and computers, this system links credit card companies, issuing banks and credit card processing firms throughout the United States allowing consumers to purchase products and services using credit cards.  Acies presently has agreements with credit card processors which authorize the use of various major credit cards in Acies' machines.  In order for Acies to continue to have available the services of these credit card processors, Acies is required to meet certain conditions as provided in the agreements.  In the event Acies fails to meet these conditions, the credit card processors may automatically refuse to accept credit cards, in which case Acies' machines would be unable to process transactions.  The inability of Acies' machines to process credit card transactions would have a material adverse effect on Acies' business, operating results and financial condition.

DEPENDENCE ON TELECOMMUNICATIONS CARRIERS.  Acies' processing system relies on its customers' availability of a telecommunications service provider to transmit data.  Further, if Acies' business grows, Acies itself will require additional telecommunications services to efficiently conduct its business.  An equipment failure affecting the systems of telecommunications service providers, whether Acies' or its customers', or telecommunications service providers' inability to provide or expand  their current levels of service to Acies, could have a material adverse effect on Acies' business, operating results and financial condition.

RELIANCE ON KEY MANAGEMENT.  The Registrant's success depends upon the personal efforts and abilities of Oleg Firer, the Registrant's and Acies' Chief Executive Officer, Yakov Shimon, Acies' Vice President, Merchant Operations, and Miron Guilliadov, Acies' Vice President, Indirect Sales.  The Registrant's ability to operate and implement its business plan is heavily dependent on the continued service of Messrs. Firer, Shimon and Guilliadov, and the Registrant's ability to attract, retain and motivate other qualified personnel, particularly in the areas of sales, marketing and management for Acies.  The Registrant faces aggressive and continued competition for such personnel.  The Registrant cannot be certain that it will be able to attract, retain and motivate such personnel.  The loss of Mr. Firer, Mr. Shimon or Mr. Guilliadov or the Registrant's inability to hire, retain and motivate qualified sales, marketing and management personnel for Acies would have a material adverse effect on the Registrant's business and operations.

BECAUSE MESSRS. FIRER, SHIMON AND GUILLIADOV BENEFICIALLY OWN AN AGGREGATE of 86.7% OF THE REGISTRANT'S OUTSTANDING COMMON STOCK, THEY WILL EXERCISE CONTROL OVER CORPORATE DECISIONS THAT MAY BE DISADVANTAGEOUS TO OTHER MINORITY SHAREHOLDERS.  Oleg Firer, a Director of the Registrant and the Registrant's President, Chief Executive Officer, Secretary and Treasurer, Yakov Shimon, Acies' Vice President, Merchant Operations, and Miron Guilliadov, Acies' Vice President, Indirect Sales, each beneficially own 28.9% (or an aggregate of 86.7%) of the issued and outstanding shares of the Registrant's common stock.  Accordingly, they will exercise control in determining the outcome of all corporate transactions or other matters, including mergers, consolidations and the sale of all or substantially all of our assets, and also the power to prevent or cause a change in control.  The interests of Messrs. Firer, Shimon and Guilliadov may differ from the interests of the other stockholders and thus result in corporate decisions that are disadvantageous to other shareholders.

FUTURE GOVERNMENT REGULATION OF THE INTERNET.  Acies and its customers may be dependent upon the Internet regarding certain aspects of its business operations and Acies' customers' ability to perform electronic transactions over the Internet.  The United States Federal Communications Commission (the "FCC") does not currently regulate companies that provide services over the Internet as it does common carriers or telecommunications service providers.  Notwithstanding the current state of the rules, the FCC's potential jurisdiction over the Internet is broad because the Internet relies on wire and radio communications facilities and services over which the FCC has long-standing authority.  Compliance with future government regulation of the Internet could result in increased costs to Acies that would have a material adverse effect on Acies' business, operating results and financial condition.

POTENTIAL LIABILITY FOR INFORMATION POSTED ON THE CORPORATE WEBSITE.  The legal obligations and potential liability of companies which provide information by means of the Internet are not well defined and are evolving.  Any liability of Acies resulting from information posted on, or disseminated through, its corporate website could have a material adverse effect on its business, operating results and financial condition.

Risks Related to Our Common Stock

IF THERE'S A MARKET FOR OUR COMMON STOCK, OUR STOCK PRICE MAY BE VOLATILE.  If there's a market for our common stock, we anticipate that such market would be subject to wide fluctuations in response to several factors, including, but not limited to:

(1)

actual or anticipated variations in our results of operations;

(2)

our ability or inability to generate new revenues;

(3)

increased competition; and

(4)

conditions and trends in the payment processing industry.

Further, because our common stock is traded on the NASD over the counter bulletin board, our stock price may be impacted by factors that are unrelated or disproportionate to our operating performance.  These market fluctuations, as well as general economic, political and market conditions, such as recessions, interest rates or international currency fluctuations may adversely affect the market price of our common stock.

Item 5.

Other Events

On July 1, 2004, the Registrant amended its articles of incorporation.  The affect of the amendment was to increase the number of shares of common stock that the Registrant is authorized to issue from 20,000,000 shares of common stock to 50,000,000 shares of common stock, to reauthorize $.001 par value per share of common stock, to reauthorize 5,000,000 shares of preferred stock, and to reauthorize $.001 par value per share of preferred stock.

On July 1, 2004, Stephen A. Day resigned as a Director of the Registrant.  On July 2, 2004, the Registrant's Board of Directors appointed Oleg Firer as a Director to fill the vacancy created thereon due to Mr. Day's resignation.  Also on July 2, 2004, Terence Channon resigned as the Registrant's President, Chief Executive Officer, Treasurer and Chief Financial Officer of the Registrant and John Willbur resigned as Secretary.  On that same day, the Registrant's Board of Directors appointed Oleg Firer as the President, Chief Executive Officer, Secretary, Treasurer and Chief Financial Officer of the Registrant.

On July 13, 2004, The Registrant accepted the resignations of Terence Channon and John Willbur as Directors.  On July 15, 2004, the Registrant's Board of Directors appointed Michael Beygelman as a Director to fill a vacancy thereon.  Mr. Beygelman will receive $5,000 per month (or $60,000 annually) as cash compensation and a one-time issuance of 951,456 shares of the Company's common stock, par value $0.001 per share as equity compensation for his services as a Director.

Item 7.

Financial Statements and Exhibits

Financial statements for Acies, Inc., formerly GM Merchant Solutions, Inc, a Nevada company.

(a)

Financial Statements of Business Acquired

INDEPENDENT AUDITORS' REPORT

To the Board of Directors

  ACIES, Inc. (formerly GM Merchant Solutions, Inc.)

  New York, New York

We have audited the accompanying consolidated balance sheet of ACIES, Inc. as of March 31, 2004, and the related statements of operations, shareholders' equity, and cash flows for each of the two years then ended.  These financial statements are the responsibility of ACIES, Inc.'s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ACIES, Inc. as of March 31, 2004, and the results of its operations and its cash flows for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

Malone & Bailey, PLLC

Houston, Texas

www.malone-bailey.com

June 29, 2004

ACIES, INC.

(formerly GM MERCHANT SOLUTIONS, INC.)

CONSOLIDATED BALANCE SHEET

As of March 31, 2004

ASSETS
Current Assets
Cash	$ 7,847
Accounts receivable (net)	149,415
Total assets	$ 157,262

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$ 143,022
Accrued expenses	5,128
Total current liabilities	148,150

Commitment and contingencies

Shareholders' equity
Common stock, $.001 par value, 50,000,000 shares
authorized, 18,500,000 shares issued and outstanding	18,500
Additional paid in capital	62,525
Accumulated deficit	(71,913)
Total shareholders' equity	9,112
Total liabilities and shareholders' equity	$ 157,262

See summary of significant accounting policies

and notes to financial statements.

ACIES, INC.

(formerly GM MERCHANT SOLUTIONS, INC.)

CONSOLIDATED STATEMENTS OF OPERATIONS

Year Ended March 31, 2004, and the period August 9, 2002 (Inception)

through March 31, 2003

	2004	2003

Net revenues	$ 1,270,067	$ 18,933
Cost of revenues	974,837	37,433
Gross margin	295,230	(18,500)

General, administrative and selling	298,980	49,663

Net loss	$ (3,750)	$ (68,163)

Net loss per shares	$ (0.00)	$ (0.00)
Weighted average shares outstanding	18,500,000	18,500,000

See summary of significant accounting policies

and notes to financial statements.

ACIES, INC.

(formerly GM MERCHANT SOLUTIONS, INC.)

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

The period August 9, 2002 (Inception)

through March 31, 2004

	Common Stock		Additional Paid-In- Capital	Accumulated Deficit	Total
Stock issued to founders	18,500,000	$ 18,500	$ -	$	$ 18,500

Contributions to capital	-	-	45,525	-	45,525

Net loss	-	-	-	(68,163)	(68,163)
Balance, March 31, 2003	18,500,000	18,500	45,525	(68,163)	(4,138)

Contributions to capital	-	-	17,000	-	17,000

Net loss	-	-	-	(3,750)	(3,750)
Balance, March 31, 2004	18,500,000	$ 18,500	$ 62,525	$ (71,913)	$ 9,112

See summary of significant accounting policies

and notes to financial statements.

ACIES, INC.

(formerly GM MERCHANT SOLUTIONS, INC.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

Year Ended March 31, 2004, and the period August 9, 2002 (Inception)

through March 31, 2003

	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$ (3,750)	$ (68,163)
Adjustments to reconcile net loss to cash used in operating activities:
Shares issued to founders	-	18,500
Rent forgiven by founders	6,000	-
Changes in assets and liabilities:
Accounts receivable	(142,653)	(6,762)
Accounts payable	131,291	11,731
Accrued expenses	5,128	-
CASH FLOWS USED IN OPERATING ACTIVITIES	(3,984)	(44,694)

CASH FLOWS FROM FINANCING ACTIVITIES
Contributions to capital	11,000	45,525
CASH FLOWS FROM FINANCING ACTIVITIES	11,000	45,525

NET INCREASE IN CASH	7,016	831
Cash, beginning of period	831	-
Cash, end of period	$ 7,847	$ 831

See summary of significant accounting policies

and notes to financial statements.

ACIES, INC.

(formerly GM MERCHANT SOLUTIONS, INC.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business.  ACIES, Inc. (formerly GM Merchant Solutions, Inc.) ("ACIES") was incorporated in Nevada on April 22, 2004.  In June 2004, ACIES purchased the assets, liabilities and operations of GMS Worldwide, LLC ("GMS"), which was incorporated in New York on August 14, 2003 and GM Merchant Solutions, Inc. ("GM New York"), which was incorporated in New York on August 9, 2002.  All three companies were under common ownership at the time of acquisition.  ACIES is a payment processor for merchants and Independent Sales Organizations.  ACIES specializes in merchant processing and point of sale systems.

Cash and Cash Equivalents.  For purposes of the statement of cash flows, ACIES considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Principles of Consolidation.  The accompanying consolidated financial statements include the accounts of ACIES, GMS and GM New York as entities under common control. All significant intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates.  In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenue and expenses in the income statement.  Actual results could differ from those estimates.

Revenue Recognition.  ACIES recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, and collectibility is reasonably assured.  ACIES has two types of revenue.  Service revenue consists of credit card processing services which are recognized when the services are rendered.  Product revenue consists of sales of credit card terminals and is recognized at the point of sale, or when the product is shipped or installed.  Product revenue was $276,473 and $11,567 for fiscal years 2004 and 2003.  Service revenue was $993,594 and $7,367 for fiscal years 2004 and 2003.

Allowance for Doubtful Accounts.  Bad debt expense is recognized based on management's estimate of likely losses per year, based on past experience and an estimate of current year uncollectible amounts.

Income taxes.  ACIES recognizes deferred tax assets and liabilities based on differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered.  ACIES  provides a valuation allowance for deferred tax assets for which it does not consider realization of such assets to be more likely than not.

Basic and diluted net loss per share.  ACIES calculates basic and diluted net loss per share which is in accordance with Financial Accounting Standards Statement 128, which is calculated on the basis of the weighted average number of common shares outstanding during the year.  They include the dilutive effect of common stock equivalents in years with net income.  Basic and diluted loss per share is the same due to the absence of common stock equivalents.

Recently issued accounting pronouncements.  ACIES does not expect the adoption of recently issued accounting pronouncements to have a significant impact on ACIES results of operations, financial position or cash flow.

NOTE 2 - INCOME TAXES

Deferred tax assets

$   18,161

Less: valuation allowance

(18,161

)

------------

Net deferred taxes

$            0

=======

ACIES has net operating loss carryforwards of approximately $53,000 as of March 31, 2004 which expires between 2023 and 2024.

NOTE 3 - COMMON STOCK

ACIES issued 18,500,000 shares of common stock on August 9, 2002 (inception) to the founders valued at $.001 per share for a total of $18,500.  During fiscal 2004 and 2003 the founders contributed $17,000 and $45,525, respectively to ACIES.  There were no shares issued during fiscal year 2004.

NOTE 4 - COMMITMENTS AND CONTINGENCIES

From inception through May 2004, ACIES leased office space on a month-to-month basis under a verbal sublease agreement with a company owned by the founders for $3,000 per month.  The founders did not require ACIES to pay rent for January 2004 and February 2004.  The $6,000 of rent has been expensed and treated as a contribution to capital.  Rent expense was $37,626 and $9,481 for fiscal 2004 and 2003, respectively.

ACIES current office is located in New York, New York.  On June 4, 2004 ACIES entered into a 7 year lease agreement with W12/14 Wall Realty L.L.C.  Rent is reserved under a fixed rent with the first years monthly rent at $13,400 per month.  Future minimum lease payments consist of the following:

Fiscal 2005

$160,805

Fiscal 2006

164,409

Fiscal 2007

168,103

Fiscal 2008

171,890

Fiscal 2009

182,980

Thereafter

774,561

ACIES entered into a 3 year marketing agreement with Chase Merchant Services, L.L.C. ("CMS") on December 9, 2002.  CMS establishes and maintains a merchant program for the purpose of providing authorization, processing and settlement of bankcard transactions for merchants.  ACIES is responsible for marketing CMS's services to merchants.  ACIES has a production level of 150 accounts per month.  Production penalties of $25 per merchant below the production level are assessed if the production level is not met.

NOTE 5 - SUBSEQUENT EVENTS

ACIES issued the following shares for $500,000 from April through June 2004 as follows:

50,000 shares of common stock for cash valued at $1 per share for a total of $50,000 on April 28, 2004;

50,000 shares of common stock for cash valued at $1 per share for a total of $50,000 on May 4, 2004;

50,000 shares of common stock for cash valued at $1 and 195,000 shares of common stock for cash valued at approximately $0.77 per share  for a total of $50,000 and $150,000, respectively, on May 6, 2004;

260,000 shares of common stock for cash valued at approximately $0.77 per share for a total of $200,000 on June 29, 2004.

On July 2, 2004, Atlantic Synergy, Inc. ("ASGY") acquired approximately 99.2%, and subsequently thereto acquired the remaining 0.8%, of the issued and outstanding common stock of ACIES in exchange for 26,150,000 newly issued shares of ASGY's common stock (the "Exchange").  The Exchange is being accounted for as a reverse acquisition.

Subsequent to the Exchange, ASGY will transfer all of its assets held immediately prior to the Exchange, and all of its then existing liabilities, to Terence Channon, ASGY's former president and chief executive officer, in consideration for Mr. Channon's cancellation of 4,285,000 shares of ASGY common stock and the cancellation of 200,000 shares of ASGY common stock held by a third party.  Immediately after the issuance of shares to the ACIES shareholders and the anticipated cancellations, there will be 30,763,750 shares of ASGY common stock issued and outstanding.

ACIES, INC.

(formerly GM MERCHANT SOLUTIONS, INC.)

CONSOLIDATED BALANCE SHEET

June 30, 2004

ASSETS
Current Assets
Cash	$ 245,029
Accounts receivable, net	241,750
Total Assets	$ 486,779

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$ 194,692

Commitment and contingencies

Shareholders' equity
Common stock, $.001 par value, 50,000,000 shares
authorized, 19,105,000 shares issued and outstanding	19,105
Additional paid in capital	561,920
Accumulated deficit	(288,938)
Total shareholders' equity	292,087
Total Liabilities and Shareholders' Equity	$ 486,779

ACIES, INC.

(formerly GM MERCHANT SOLUTIONS, INC.)

CONSOLIDATED STATEMENTS OF OPERATIONS

Three months Ended June 30, 2004 and 2003

	2004	2003

Net revenues	$ 708,227	$ 136,504
Cost of revenues	600,384	90,353
Gross margin	107,843	46,151

General, administrative and selling	301,889	38,704

Operating income (loss)	(194,046)	7,447

Other income (expenses):
Other expenses	(23,000)	-
Interest income	22	-
Total other expenses	(22,978)	-

Net income (loss)	$ (217,024)	$ 7,447

Net earnings (loss) per shares	$(0.01)	$0.00
Weighted average shares outstanding	18,716,868	18,500,000

ACIES, INC.

(formerly GM MERCHANT SOLUTIONS, INC.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

Three Months Ended June 30, 2004 and 2003

	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$ (217,024)	$ 7,447
Adjustments to reconcile net income (loss) to cash used in operating activities:
Changes in assets and liabilities:
Accounts receivable	(92,335)	(28,435)
Accounts payable	51,669	16,766
Accrued expenses	(5,128)	-
CASH FLOWS USED IN OPERATING ACTIVITIES	(262,818)	(4,222)

CASH FLOWS FROM FINANCING ACTIVITIES
Shares issued for cash	500,000	-
Contributions to capital	-	5,000
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES	500,000	5,000

NET INCREASE IN CASH	237,182	778
Cash, beginning of period	7,847	831
Cash, end of period	$ 245,029	$ 1,609

ACIES, INC.

(formerly GM MERCHANT SOLUTIONS, INC.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited interim financial statements of ACIES, Inc., formerly GM Merchant Solutions, Inc., ("ACIES") have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission ("SEC"), and should be read in conjunction with the audited financial statements and notes thereto contained in ACIES' current report filed with the SEC on Form 8-K.  In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein.  The results of operations for the interim periods are not necessarily indicative of the results to be expected for the full year.  Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for fiscal 2004 as reported in the 8-K have been omitted.

NOTE 2 - OTHER EXPENSE

On June 7, 2004, ACIES entered into settlement and mutual release agreement.  ACIES paid $23,000 to settle the lawsuit.

(b)

Pro Forma Financial Information

The accompanying Pro Forma Consolidated Financial Statements should be read in conjunction with the historical financial statements of Acies, Inc. and Atlantic Synergy, Inc

PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

The following pro forma financial statements has been derived from the financial statements of ACIES, Inc. (formerly GM Merchant Solutions, Inc.) at March 31, 2004 and adjusts such information to give effect to its reverse acquisition by Atlantic Synergy, Inc. ("ASGY"), as if the acquisition had occurred at their respective year-ends as shown.  The pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at either year-end.  The pro forma financial statements should be read in conjunction with the notes thereto and each company's consolidated financial statements and related notes thereto contained herein and in ASGY's latest annual report filed with the SEC.

Pro forma Consolidated Condensed Balance Sheet:

03/31/04

12/31/03

ACIES

ASGY

Adjustments

Pro-Forma

---------

----------

---------

----------

Current Assets

Cash

$   7,847

$      178

(2)

$    (178

)

$    7,847

Accounts receivable, net

149,415

39,408

(2)

(39,408

)

149,415

Inventory

-

2,346

(2)

(2,346

)

-

Property and equipment, net

-

3,559

(2)

(3,559

)

-

Investments

-

11,215

(2)

(11,215

)

-

---------

----------

---------

----------

Total Assets

$ 157,262

$   56,706

$ (56,706

)

$  157,262

=========

==========

=========

==========

Current Liabilities

Accounts payable

$ 143,022

$    7,681

(2)

$  (7,681

)

$  143,022

Line of credit

5,128

50,000

(2)

(50,000

)

5,128

Credit card payables

-

71,631

(2)

(71,631

)

-

---------

----------

---------

----------

  Total Liabilities

148,150

129,312

(129,312

)

148,150

---------

----------

---------

----------

Preferred stock, $.001 par,

  5,000,000 shares authorized,

  none issued and outstanding

-

-

-

Common stock, $.001 par,

  20,000,000 shares authorized,

  8,098,750 shares issued

  and outstanding

-

8,099

(1)

1,000

30,764

(2)

(4,485

)

(3)

26,150

Common stock, $.001 par,

  50,000,000 shares authorized,

  18,500,000 shares issued

and outstanding

18,500

-

(3)

(18,500

)

-

Paid in capital

62,525

382,299

(1)

99,000

50,261

(2)

77,091

(3)

(570,654

)

Accumulated Deficit

(71,913

)

(463,004

)

(1)

(100,000

)

(71,913

)

(3)

563,004

---------

----------

---------

----------

  Total Stockholders' equity

 9,112

( 72,606

)

72,606

9,112

---------

----------

---------

----------

Total liabilities and

Stockholders' equity

$ 157,262

$   56,706

$ (56,706

)

$  157,262

=========

==========

=========

==========

NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

On July 2, 2004, ASGY acquired approximately 99.2%, and subsequently thereto acquired the remaining 0.8%, of the issued and outstanding common stock of ACIES, Inc., formerly GM Merchant Solutions, Inc., a Nevada corporation ("ACIES"), in exchange for 26,150,000 newly issued shares of ASGY's  common stock (the "Exchange").  The Exchange is being accounted for as a reverse acquisition.

Subsequent to the Exchange, ASGY will transfer all of its assets held immediately prior to the Exchange, and all of its then existing liabilities, to Terence Channon, ASGY's former president and chief executive officer, in consideration for Mr. Channon's cancellation of 4,285,000 shares of ASGY common stock and the cancellation of 200,000 shares of ASGY common stock held by a third party.  Immediately after the issuance of shares to the ACIES shareholders and the anticipated cancellations, there will be 30,763,750 shares of ASGY common stock issued and outstanding.

Notes To Proforma Condensed Consolidated Balance Sheet:

(1)

ASGY issued 1,000,000 shares of common stock valued at $100,000 during April 2004

(2)

ASGY transferred all assets and liabilities to the former president and CEO for the return of 4,285,000 shares of common stock and an additional 200,000 shares were returned by a third party

(3)

Issuance of 26,150,000 shares of ASGY to ACIES shareholders for 100% of ACIES

(c)

Exhibits:

2.1*    Exchange Agreement

3.1**  Certificate of Amendment to Articles of Incorporation

*  Filed as an exhibit to the Form 8-K/A filed on July 12, 2004.

** Filed as an exhibit to the Form 8-K filed on July 9, 2004

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Atlantic Synergy, Inc.

July 22, 2004

/s/ Oleg Firer

Oleg Firer

Chief Executive Officer